UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2016 (January 1, 2016)

 CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 W. 42nd Street
New York, New York 10036

(Address of registrant’s principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

Not Applicable

_________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Section 8 – Other Events

Item 8.01. Other Events.

Effective August 3, 2016, CIT Group Inc. (“we,” “our,” “CIT,” or the “Company”) made certain changes to its segments to reflect our acquisition of IMB HoldCo LLC, (“IMB”), the parent company of OneWest Bank, National Association, a national bank (“OneWest Bank”), and the inclusion of OneWest Bank operations. The new segments were presented in our Annual Report on Form 10-K for the year ended December 31, 2015 (“Form 10-K”), which was filed with the Securities and Exchange Commission on March 7, 2016. Due to a management reorganization in December 2015, effective January 1, 2016, we revised our segment reporting to reflect our reorganized management structure. CIT manages its business and reports its financial results in four operating segments: Commercial Banking, Transportation Finance, Consumer and Community Banking, and Non-Strategic Portfolios (“NSP”), and a fifth non-operating segment, Corporate and Other.

The following summarizes changes to our segment presentation from our 2015 Form 10-K:

■	Commercial Banking (formerly North America Banking, or “NAB”) no longer includes the Consumer Banking division or the Canadian lending and equipment finance business. Commercial Banking is comprised of three divisions, Commercial Finance, Real Estate Finance, and Business Capital. Business Capital includes the former Equipment Finance and Commercial Services divisions.
■	Transportation Finance (formerly Transportation & International Finance or “TIF”) no longer includes the China and the U.K. businesses. Transportation Finance is comprised of three divisions, Aerospace, Rail, and Maritime Finance.
■	Consumer and Community Banking is a new segment that includes Legacy Consumer Mortgages (the former LCM segment) and other banking divisions that were included in the former NAB segment (Consumer Banking, Mortgage Lending, Wealth Management and SBA Lending).
■	NSP includes businesses that we no longer consider strategic, including those in Canada, China and the recently exited U.K., that had been included in the former NAB and TIF segments. Historical data will also include other businesses and portfolios that have been sold, such as Mexico and Brazil.

As a result of the segment realignments, the Company has recast its financial statements to reflect the realigned segments. All prior period comparisons are conformed to the current period presentation. Attached as Exhibits 99.1 to 99.3 are updated financial statements and related analysis and supplemental information previously reported on our Form 10-K for the year ended December 31, 2015 that we have recast to reflect the segment presentation that we adopted effective January 1, 2016. Also attached as Exhibit 99.4 is the consent of our independent registered public accounting firm and as Exhibits 99.5 to 99.8 are the certifications of our Chief Executive Officer and Chief Financial Officer required by the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder. The Company’s Form 10-Q for the quarters ended June 30 and March 31, 2016 were previously conformed to this presentation.

The Company also made other immaterial corrections and conforming changes, which are reflected as of and for the years December 31, 2015, 2014 and 2013, certain of which were previously disclosed in the Company’s Form 10-Q for the quarterly period ended June 30, 2016:

•	The Company discovered and corrected an immaterial error impacting the balance of loans the bank purchased from affiliates within the “Regulation” section of Exhibit 99.1.

•	The Company discovered and corrected an immaterial error impacting the maturity classification from floating to fixed-rate for a portfolio of loans in a table within the “Financing and Leasing Assets” section in Exhibit 99.2.
•	The following are applicable to Exhibit 99.3:
o	In preparing the financial statements for the quarters ended June 30, 2016, March 31, 2016, and September 30, 2015 the Company discovered and corrected immaterial errors in the statements of cash flows. In summary, the amounts presented comparatively for the years ended December 31, 2015, 2014 and 2013 have been revised for these misclassifications. For the years ended December 31, 2015, 2014 and 2013, the errors had increased operating net cash flows by $305 million and decreased operating net cash flows by $22 million and $356 million, respectively. For the years ended December 31, 2015, 2014 and 2013, the errors decreased investing net cash flows by $328 million and $58 million for 2015 and 2014, respectively, and increased investing activities net cash flows by $265 million for 2013. For the years ended December 31, 2015, 2014 and 2013, the errors resulted in increased financing net cash flows by $23 million, $80 million and $91 million, respectively.
o	In Note 3 to the consolidated financial statements, there were immaterial misclassifications made to 2015 balances including: consumer loan classifications between foreign and domestic categories of approximately $15 million, PCI loans classification at acquisition date between commercial and consumer of approximately $9 million, and a loan from a commercial classification to consumer classification of approximately $2 million.
o	In Note 4 to the consolidated financial statements, the Company corrected by less than $2 million certain 2014 balances for loans reported as individually evaluated for impairment that were collectively evaluated for impairment; and
o	In Note 5 to the consolidated financial statements, the Company corrected a typographical error to change a date related to reverse mortgage loans sold to Agencies from March 2019 to March 2009.

The following table presents the sections of the Company’s December 31, 2015 annual report on Form 10-K that have been updated to reflect changes to the original filing. The entire “Item” has been included if any information contained within that section was updated. Portions of the 2015 Form 10-K that were not affected by the segment changes are not included in this Form 8-K.

Filed 10-K Section	Section Title	Comment
Part One	Item 1. Business Overview

Conformed segment names and discussions in Business Segments and CIT Bank, N.A.

Corrected balance of loans the bank purchased from affiliates in Regulation.

No change to Business Description, Discontinued Operations, Employees, Competition, Where you can Find More Information, and Glossary of Terms

Part Two	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations And Item 7A. Quantitative and Qualitative Disclosure about Market Risk	Adjustments for segment changes and correction to loan maturity table
Item 8. Financial Statements and Supplementary Data
	Consolidated Balance Sheet	No change
	Consolidated Statements of Income	No change
	Consolidated Statements of Comprehensive Income	No change
	Consolidated Statements of Stockholders’ Equity	No change
	Consolidated Statements of Cash Flows	Corrected for various immaterial items as described in Note 31.
	Note 1 – Business and Summary of Significant Accounting Policies	Conformed segment names and updated Consolidated Statements of Cash Flows section
	Note 2 – Acquisition and Disposition Activities	Conformed segment names
	Note 3 – Loans	Adjusted for segment changes. Immaterial reclassifications made to 2015 balances (consumer loan classifications between foreign and domestic, PCI loans at acquisition date between commercial and consumer, and a loan from a commercial classification to consumer).
	Note 4 – Allowance for Loan Losses	Adjusted for segment changes. Corrected certain 2014 balances for loans individually evaluated for impairment that were collectively evaluated for impairment.
	Note 5 – Indemnification Assets	Typographical error corrected to change date from 2019 to 2009.
	Note 6 – Operating Lease Equipment	No change
	Note 7 – Investment Securities	No change
	Note 8 – Other Assets	No change
	Note 9 – Deposits	No change
	Note 10 – Borrowings	Adjusted for segment changes
	Note 11 – Derivative Financial Instruments	No change
	Note 12 – Other Liabilities	No change
	Note 13 – Fair Value	No change
	Note 14 – Stockholders’ Equity	No change
	Note 15 – Regulatory Capital	No change
	Note 16 – Earnings Per Share	No change
	Note 17 – Non-Interest Income	No change
	Note 18 – Non-Interest Expenses	No change
	Note 19 – Income Taxes	No change
	Note 20 – Retirement, Postretirement and Other Benefit Plans	No change
	Note 21 - Commitments	Conformed segment names
	Note 22 – Contingencies	No change
	Note 23 – Lease Commitments	No change
	Note 24 – Certain Relationships and Related Transactions	No change
	Note 25 – Business Segment Information	Adjusted for segment and expense allocation changes
	Note 26 – Goodwill and Intangible Assets	Adjusted for segment changes

Note 27 – Severance and Facility Exiting Liabilities	No change
Note 28 – Parent Company Financial Statements	No change
Note 29 – Selected Quarterly Financial Data	Added unaudited interim consolidated statements of cash flow to reflect immaterial corrections
Note 30 – Subsequent Events	No change
Note 31 – Statements of Cash Flows	New note added to present consolidated statements of cash flows on an as reported and as revised basis and describe certain immaterial changes

The information in Exhibits 99.1 to 99.6 shall be deemed to be incorporated by reference into CIT’s filings under the Securities Act of 1933. The information in Exhibits 99.7 and 99.8 is furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

Item 9.01. Exhibits.

Except as specifically set forth in Exhibit 99.1, the information in the attached exhibits do not reflect any other events occurring after CIT filed its 2015 Form 10-K on March 7, 2016. For a discussion of events and developments subsequent to March 7, 2016, please refer to the reports and other information that CIT has filed with the Securities and Exchange Commission, including CIT’s Form 10-Q for the quarterly periods ended June 30, 2016 and March 31, 2016.

(d) Exhibits. The following exhibits are being filed herewith:

99.1	Item 1. Business Overview of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 7A. Quantitative and Qualitative Disclosures about Market Risk of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.
99.3	Item 8. Financial Statements and Supplementary Data of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.
99.4	Consent of Independent Registered Public Accounting Firm.
99.5	Certification of Ellen R. Alemany pursuant to Rules 13a-14(a) and 15d-14(a) of the Securities Exchange Commission, as promulgated pursuant to Section 13(a) of the Securities Exchange Act of 1934 and Section 202 of the Sarbanes-Oxley Act of 2002.
99.6	Certification of E. Carol Hayles pursuant to Rules 13a-14(a) and 15d-14(a) of the Securities Exchange Commission, as promulgated pursuant to Section 13(a) of the Securities Exchange Act of 1934 and Section 202 of the Sarbanes-Oxley Act of 2002.
99.7*	Certification of Ellen R. Alemany pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.8*	Certification of E. Carol Hayles pursuant to 18 U.S.C. Section 13, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.1	XBRL Instance Document (Includes the following financial information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Operations, (ii) the Consolidated Balance Sheets, (iii) the Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements.)
101.2	XBRL Taxonomy Extension Schema Document for the year ended December 31, 2015.
101.3	XBRL Taxonomy Extension Calculation Linkbase Document for the year ended December 31, 2015.
101.4	XBRL Taxonomy Extension Label Linkbase Document for the year ended December 31, 2015.
101.5	XBRL Taxonomy Extension Presentation Linkbase Document for the year ended December 31, 2015.
101.6	XBRL Taxonomy Extension Definition Linkbase Document for the year ended December 31, 2015.

* This information is furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in implementing its strategy and business plan, the risk that CIT is unable to react to and address key business and regulatory issues, the risk that CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, and the risk that CIT becomes subject to liquidity constraints and higher funding costs. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ E. Carol Hayles
E. Carol Hayles
Executive Vice President &
Chief Financial Officer

Dated: September 26, 2016